SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 18, 2005



                         Commission file number 0-27619




                              iBIZ TECHNOLOGY CORP.
             (Exact name of Registrant as specified in its charter)


          Florida                                           86-0933890
(State or other jurisdiction                             (I.R.S. Employer
of incorporation or organization)                        Identification No.)


            2238 West Lone Cactus, Suite 200, Phoenix, Arizona 85027
                    (Address of principal executive offices)


                                 (623) 492-9200
               (Registrant's telephone number including area code)


                                       N/A
          (Former name or former address, if changed since last report)

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

SUBSCRIPTION AGREEMENT

On February 18, 2005, we closed a transaction pursuant to a Subscription Agreement, dated as of February 18, 2005, with an accredited investor pursuant to which the accredited investor shall lend an aggregate principal amount of $700,000 to us in exchange for (i) 8% promissory note in that aggregate principal amount, and (ii) warrants to purchase shares of our common stock equal to one warrant for each share of our common stock which would be issued on the closing date of the loan assuming the complete conversion of the promissory note. The aforementioned securities were issued to the Lender by us pursuant to Rule 506 of Regulation D as promulgated under the Securities Act of 1933, as amended (the "Act"), Section 4(2) of the Act and/or Section 4(6) of the Act.

In accordance with the Subscription Agreement, we closed on an initial loan of $200,000 and will close on the remaining $500,000 of the loan within five business days after the actual effectiveness of a Form SB-2 registration statement covering the underlying securities.

The promissory notes bear interest at 8% per annum and mature one year after issuance. The promissory note is convertible into shares of our common stock, par value $.001 per share. As currently in effect, the conversion price of the debentures means seventy percent of the lowest closing bid price during the twenty trading days ending on the trading day before the conversion date.

Each of the warrants is exercisable until five years after its issuance. The per share exercise price of the warrants are $0.003.

The timely and full fulfillment of our obligation to have a registration statement on Form SB-2 declared effective by the Securities and Exchange Commission no later than 90 days from the closing has been personally guaranteed by Kenneth Schilling, our president who has in addition pledged 101,208,447 shares of our common stock as security for such obligation.

In connection with this financing, we paid a finder's fee in an amount equal to 10% of the loan, a due diligence fee of 2% of the loan and will issue an aggregate of 20,000,000 warrants at an exercise price of $0.0035.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

See Item 1.01 above.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

                 (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) EXHIBITS.



EXHIBIT
NUMBER                            DESCRIPTION
------ ------------------------------------------------------------------------

4.1 Subscription Agreement dated as of February 18, 2005 by and between iBiz Technology Corp. and the investor named on the signature page thereto.

4.2   Form of 8% Promissory Note of iBiz Technology Corp.

4.3 Form of Class A Common Stock Purchase Warrant of iBiz Technology Corp. to the investor.

4.4 Form of Class A Common Stock Purchase Warrant of iBiz Technology Corp. to the broker.

4.5   Personal Guarantee of Guarantor (Kenneth Schilling).

4.6 Security Interest and Pledge Agreement by Kenneth Schilling for the benefit of iBiz Technology Corp.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              IBIZ TECHNOLOGY CORP.





Date: February 23, 2005                                 /s/ Mark Perkins
                                                        ----------------------
                                                        Mark Perkins
                                                        Executive Vice-President